UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MSCI Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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    Your Vote Counts! MSCI INC. 2021 Annual Meeting For Holders as of: March 2, 2021 Date: April 27, 2021 Time: 2:30 PM Eastern Time Vote by: April 26, 2021 11:59 PM Eastern Time MSCI INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 D35022-P50452

You invested in MSCI INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Vote Virtually at the Meeting* Point your camera here and April 27, 2021 vote without entering a 2:30 PM Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/MSCI2021

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Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors

Nominees:

	1a.	Henry A. Fernandez	For

	1b.	Robert G. Ashe	For

	1c.	Wayne Edmunds	For

	1d.	Catherine R. Kinney	For

	1e.	Jacques P. Perold	For

	1f.	Sandy C. Rattray	For

	1g.	Linda H. Riefler	For

	1h.	Marcus L. Smith	For

	1i.	Paula Volent	For

2.	To approve, by non-binding vote, our executive compensation, as described in these proxy materials.		For

3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditor.		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35023-P50452